SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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Filed by a Party other than the Registrant [  ]

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[ ] Preliminary Proxy Statement [ X ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Under Rule 14a-12	[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
CENTRAL VIRGINIA BANKSHARES, INC. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)

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(2)

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(3)

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(4)

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(5)

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(1)

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CENTRAL VIRGINIA BANKSHARES, INC.

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. (“CVB”), which will be held on Tuesday, April 29, 2003, at 10:00 a.m., at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, for the following purposes:

(1)

to elect two directors for a term of three years,

(2)

to ratify the appointment of Mitchell, Wiggins & Company, LLP, as auditors for the year ending December 31, 2003, and

(3)

to transact such other business as may properly come before the Meeting.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting.  Please complete, sign, date and return promptly the attached proxy card in the enclosed postage-paid return envelope.  If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and management of CVB appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ Ralph Larry Lyons

RALPH LARRY LYONS

President and

Chief Executive Officer

Powhatan, Virginia

March 28, 2003

CENTRAL VIRGINIA BANKSHARES, INC.

2036 New Dorset Road

P.O. Box 39

Powhatan, Virginia  23139-0039

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 29, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. (“CVB”) will be held at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, on April 29, 2003, at 10:00 a.m. for the following purposes:

(1)

to elect two directors for a term of three years and until their respective successors are elected and qualified,

(2)

to ratify the appointment of Mitchell, Wiggins & Company, LLP, as auditors for the year ending December 31, 2003, and

(3)

to transact such other business as may properly come before the Meeting.  Management is not aware of any other business, other than procedural matters incident to the conduct of the Meeting.

The Board of Directors has fixed the close of business on February 28, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Garland L. Blanton, Jr.

Garland L. Blanton, Jr.

Secretary

Powhatan, Virginia

March 28, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING.  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

CENTRAL VIRGINIA BANKSHARES, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 29, 2003

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $1.25 par value per share (“Common Stock”), of Central Virginia Bankshares, Inc. (“CVB”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CVB to be used at the Annual Meeting of Shareholders to be held on April 29, 2003, at 10:00 a.m. at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, and any adjournment or postponement thereof (the “Annual Meeting”).

The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of CVB’s soliciting materials) are being mailed to CVB’s shareholders is March 28, 2003.  In addition to solicitation by mail, officers and regular employees of CVB may solicit proxies in person or by telephone.  The cost of soliciting proxies will be borne by CVB.

The proxy solicited hereby, if properly signed and returned to CVB and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no contrary instructions are given, each proxy received will be voted “for” the slate of director nominees and “for” ratification of the appointment of the auditors set forth on the proxy and described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of CVB (Garland L. Blanton, Jr., Secretary, Central Virginia Bankshares, Inc., 2036 New Dorset Road, P.O. Box 39, Powhatan, Virginia 23139-0039); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment or postponement thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

Only shareholders of record at the close of business on February 28, 2003 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, there were 2,061,859 shares of Common Stock issued and outstanding and approximately 832 record holders.  Each share of Common Stock is entitled to one vote at the Annual Meeting.  There are no rights of appraisal or similar rights of dissenters under Virginia law or otherwise with regard to the proposals to be addressed at the Annual Meeting.  CVB had no other class of equity securities outstanding at the Record Date.

ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF

MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Election of Directors; The Nominees

The Articles of Incorporation and Bylaws of CVB provide that the Board shall fix the number of directors of CVB and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at eight.  The members of each class are to be elected for a term of three years and until their successors are elected and qualified.  One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong and the years in which their terms of office will expire:

Class A 2003(1)	Class C 2004	Class B 2005
Elwood C. May	Charles W. Binford	Ralph Larry Lyons
Charles B. Goodman	John B. Larus	Garland L. Blanton, Jr.
	James T. Napier	Fleming V. Austin

___________________

(1)

These two directors are the nominees for election at the Annual Meeting for a three-year term expiring in 2006 and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

The Board of Directors

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the three nominees listed above.  Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed above would not be able to serve as a director if elected.  The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority.  Abstentions and broker non-votes will not be considered a vote for, or a vote against, a nominee.

There is set forth hereafter as to each of the nominees, and the remaining directors who will continue to serve, certain information including age, principal occupation and, as of February 28, 2002, information respecting beneficial ownership of Common Stock.  The date shown for first election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of CVB or previously to the Board of Central Virginia Bank (the “Bank”). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Ralph Larry Lyons, 54, has been a director since 1983.

Mr. Lyons is President and Chief Executive Officer of CVB and the Bank.

Garland L. Blanton, Jr., 72, has been a director since 1985.

Mr. Blanton is the retired President/Manager of Blanton & Pleasants Hardware, Inc., a hardware retailer located in Cartersville, Virginia.  He also serves as Secretary of CVB.

Fleming V. Austin, 72, has been a director since 1993.

Mr. Austin is a retired executive vice president of CVB and the Bank.

Elwood C. May, 62, has been a director since 1973.

Mr. May is the owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

Charles B. Goodman, 76, has been a director since 1978.

Mr. Goodman is President of Goodman Truck & Tractor Co., Inc., a truck, tractor and equipment dealer located in Amelia County, Virginia.

Charles W. Binford, 83, has been a director since 1973.

Mr. Binford is a retired partner of A.G. Smith & Co., a general merchandise store located in Maidens, Virginia, and the retired postmaster of Maidens, Virginia.

John B. Larus, 74, has been a director since 1973.

Mr. Larus serves as Chairman of the Boards of Directors of CVB and the Bank.  He is a managing partner of Stony Point Estates.

James T. Napier, 50, has been a director since 1997.

Mr. Napier is President of Napier, Realtors ERA which has its main office in Chesterfield County and has branch offices serving Powhatan, Hanover and Henrico Counties and the City of Richmond.  Mr. Napier has been President of the firm since 1991 and has been involved in the real estate business since 1976.

Other than Mr. Blanton and Mr. Goodman, who are brothers-in-law, there are no family relationships among the officers and directors of CVB.

Security Ownership of Management

The following table sets forth information as of February 28, 2003, regarding the beneficial ownership of Common Stock by all directors and nominees, by its President and Chief Executive Officer and by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security or if he has the right to acquire beneficial ownership of the security within 60 days.

Name	Common Stock Beneficially Owned(1)	Percent of Class
Directors
Fleming V. Austin (2) Charles W. Binford (3) Garland L. Blanton, Jr. (4) Charles B. Goodman (5) John B. Larus (6) Ralph Larry Lyons (7) Elwood C. May (8) James T. Napier	12,336 31,014 13,090 19,967 43,471 41,135 15,965 7,135	.60% 1.50% .63% .96% 2.10% 1.98% .77% .35%
All present executive officers and directors as a group (11 persons)	207,965	9.74%

____________________

(1)

Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of February 28, 2003.

(2)

Includes 2,362 shares owned by Mr. Austin and his wife as joint tenants and 1,577 shares owned by his wife.

(3)

Includes 2,540 shares owned by Mr. Binford and his wife as joint tenants and 1,367 shares owned by his wife.

(4)

Includes 3,885 shares owned by Mr. Blanton and his wife as joint tenants and 858 shares owned by his wife.

(5)

Includes 3,546 shares owned by Mr. Goodman and his wife as joint tenants and 6,136 shares owned by his wife.

(6)

Includes 12,600 shares owned by Mr. Larus’ wife.

(7)

Includes 4,890 shares owned by Mr. Lyons and his wife as joint tenants, 2,072 shares owned by Mr. Lyons’ son, and 4,042 shares owned by his wife.

(8)

Includes 4,863 shares owned by Mr. May and his wife as joint tenants.

Security Ownership of Certain Beneficial Owners

Management does not believe that any shareholder beneficially owns more than 5% of the outstanding shares of Common Stock as of February 28, 2003.

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month and there is also an organizational meeting following the Annual Meeting of Shareholders.  The Board held 13 meetings in the year ended December 31, 2002.  For such year, none of CVB’s eight directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members.

The Board of Directors has an Audit Committee and a Compensation Committee.

The Audit Committee consists of Messrs. Blanton, Goodman and Napier.  The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the assurance of the adherence to a system of internal controls.  It reviews and accepts the reports of CVB’s independent auditors and federal examiners.  The Audit Committee met four times during the year ended December 31, 2002.

The Compensation Committee consists of Messrs. Austin, Binford and Larus.  The Compensation Committee is responsible for reviewing and approving salary grade levels for the Bank as well as recommended salary increases.  The Compensation Committee met once during the year ended December 31, 2002.

The full Board of Directors acts as a nominating committee.  Shareholders entitled to vote for the election of directors may nominate candidates for consideration by the Board of Directors under procedures that CVB has established.  See “Shareholder Proposals.”

Executive Officers Who Are Not Directors

Charles F. Catlett, III (age 54) is Senior Vice President and Chief Financial Officer.  Prior to joining CVB in December 1999, he was President of Franklin Financial Associates, L.L.C. for two years. Prior to establishing Franklin Financial Associates, he was Senior Vice President and Group Manager of Wachovia Bank, the successor by merger in 1997 to Central Fidelity National Bank, where he served in several senior management capacities in the Bank Investments, Management Accounting, Corporate Accounting and Internal Audit departments.  Mr. Catlett has over 29 years of banking experience.

Joseph B. Keesee (age 63) is Senior Vice President and Senior Loan Officer.  Prior to joining CVB in 1995, he was Executive Vice President and Senior Lender with Premier Bank, Wytheville, Virginia, for five years.  Prior to joining Premier Bank, he was Executive Vice President and Chief Executive Officer of Rappahannock National Bank, Washington, Virginia, for two years and a Senior Vice President with Central Fidelity Bank in Culpeper, Virginia, for 19 years.  Mr. Keesee has 32 years of banking experience.

F. William Kidd (age 56) is a Senior Vice President and the Cashier of the Bank.  Mr. Kidd has been with CVB for 19 years and is presently responsible for the information technology and operations areas of the Bank.  Mr. Kidd also serves as the security officer for CVB.

REMUNERATION

Summary of Cash and Certain Other Compensation

The following table shows, for the fiscal years ended December 31, 2002, 2001 and 2000, the cash compensation paid by CVB, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of CVB in all capacities in which he served:

Summary Compensation Table

Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)
Ralph Larry Lyons President, Chief Executive Officer and Director	2002 2001 2000	161,954 155,350 148,850	3,000 -- 1,431	27,405 27,299 23,090

________________

(1)

 “All Other Compensation” includes: (a) $10,400, $10,400 and $9,750 in directors’ fees paid to Mr. Lyons for the fiscal years ended December 31, 2002, 2001 and 2000, (b) $12,147, $12,428 and $10,420 representing total contributions to CVB’s Profit Sharing/Retirement Plan for the fiscal years ended December 31, 2002, 2001 and 2000 on behalf of Mr. Lyons, and (c) $4,858, $4,471 and $2,920 representing total contributions to CVB’s 401(k) Plan for the fiscal years ended December 31, 2002, 2001 and 2000 on behalf of Mr. Lyons to match pre-tax elective deferral contributions (which are included under the “Salary” column) made by Mr. Lyons to such plan.

Stock Options

The following table sets forth for the year ended December 31, 2002, the grants of stock options to the named executive officers:

Option Grants In Last Fiscal Year

Name	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Share)	Expiration Date
Ralph Larry Lyons	1,102	13.2%	$13.31	7/16/2012

________________

(1)

Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.

No stock options were exercised by the named executive officers during 2002.  The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2002.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Ralph Larry Lyons	10,552	0	$29,017	$0

________________

 (1)

The value of in-the-money options at fiscal year end was calculated by determining the difference the closing price of a share of Common Stock as reported on the Nasdaq Stock MarketSM on December 31, 2002 and the exercise price of the options.

The following table sets forth information as of December 31, 2002, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2002, with respect to compensation plans under which shares of the Company’s Common Stock are authorized for issuance.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Shareholders	142,862	$12.61	56,638
Equity Compensation Plans Not Approved by Shareholders(2)	--	--	--

Total

________________

(1)

Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)

The Company does not have any equity compensation plans that have not been approved by shareholders.

Directors’ Fees

Directors, including directors who are officers of CVB, received fees of $800 for each meeting of the Board attended and $150 for each committee meeting attended during fiscal 2002.

Certain Transactions

Some of the directors and officers of CVB, and some of the corporations and firms with which these individuals are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank with respect to loans.  It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future.  All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.  No such loan as of December 31, 2002 was non-accruing, past due or restructured.  At December 31, 2002, the aggregate amounts of loans outstanding to all directors and officers of the Bank and members of their immediate families, and corporations and firms with which these individuals are associated, were approximately $2,193,248.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires CVB’s directors and executive officers, and any persons who own more than 10% of the Common Stock of CVB, to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of common stock.  Officers and directors are required by SEC regulation to furnish CVB with copies of all Section 16(a) forms that they file.  Based solely on review of the copies of such reports furnished to CVB or written representation that no other reports were required, CVB believes that, during 2002, all filing requirements applicable to its officers and directors were complied with, except that a Form 3 was filed on November 21, 2002 by Mr. Catlett and Mr. Keesee, each of whom had become an executive officer prior to 2002.  Additionally, in connection with small optional cash purchases made quarterly under the Company’s Dividend Reinvestment and Stock Purchase Plan, Mr. Kidd and Mr. Lyons inadvertently failed to timely file a Form 4 on eight previous occasions, and Mr. Larus inadvertently failed to timely file a Form 4 on five previous occasions.  All of these purchases have been reported on Form 5s filed with the Securities and Exchange Commission on November 21, 2002.

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board has appointed Mitchell, Wiggins & Company, LLP, independent certified public accountants, to perform the audit of CVB’s financial statements for the year ending December 31, 2003. Mitchell, Wiggins & Company, LLP, performed the audit of CVB’s financial statements for the year ended December 31, 2002.  A majority of the votes cast by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives from Mitchell, Wiggins & Company, LLP, will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO RATIFY THE APPOINTMENT OF MITCHELL, WIGGINS & COMPANY, LLP, AS CVB’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

AUDIT INFORMATION

The Audit Committee of the Board of Directors operates under a written charter that the Board of Directors has adopted. The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate amount of fees billed to CVB by Mitchell, Wiggins & Company, LLP for professional services rendered in connection with the audit of CVB’s annual financial statements for the fiscal year ended December 31, 2002, and for the review of CVB’s interim financial statements included in CVB’s quarterly reports on Form 10-QSB for that fiscal year, was $44,075.

Financial Information System Design and Implementation Fees

There were no professional services rendered to CVB by Mitchell, Wiggins & Company, LLP for the design and implementation of financial information systems for the fiscal year ended December 31, 2002.

All Other Fees

The aggregate amount of fees billed to CVB by Mitchell, Wiggins & Company, LLP for all other non-audit services rendered to CVB for the fiscal year ended December 31, 2002 was $11,075.

Audit Committee Report

Management is responsible for CVB’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of CVB’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CVB and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to CVB is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CVB’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Submitted by the Audit Committee of the Board of Directors

Garland L. Blanton, Jr.

Charles B. Goodman

James T. Napier

SHAREHOLDER PROPOSALS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be included in the Proxy Statement and acted upon at the 2003 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of CVB, whose address is P.O. Box 39, Powhatan, Virginia 23139-0039, no later than November 30, 2003.  CVB anticipates holding the 2004 Annual Meeting on April 27, 2004.

CVB’s Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of CVB not less than 60 days and not more than 90 days prior to the date of the meeting.  Based upon an anticipated date of April 27, 2004 for the 2004 Annual Meeting of Shareholders, CVB must receive such notice no later than February 27, 2004 and no earlier than January 28, 2004.  Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice.  Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor and other specified matters.  Any shareholder may obtain a copy of CVB’s Bylaws, without charge, upon written request to the Secretary of CVB.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of CVB’s Annual Report to Shareholders for the year ended December 31, 2002 accompanies this Proxy Statement.  Additional copies may be obtained by written request to the Secretary of CVB at the address indicated below.  Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CVB WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO GARLAND L. BLANTON, JR., SECRETARY, CENTRAL VIRGINIA BANKSHARES, INC., 2036 NEW DORSET ROAD,  P.O. BOX 39, POWHATAN, VIRGINIA 23139-0039.  THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of CVB is not aware of any other matters that may come before the Annual Meeting.  However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

[X]

PLEASE MARK VOTES

REVOCABLE PROXY

AS IN THIS EXAMPLE

CENTRAL VIRGINIA BANKSHARES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS		For With- For All hold Except 1. Election of Directors: [ ] [ ] [ ]
Proxy Solicited by the Board of Directors		Elwood C. May Charles B. Goodman

The undersigned hereby constitutes Ralph Larry Lyons and Garland L. Blanton, Jr. or either one of them, attorneys and proxies, with power of substitution  in each, to act for the undersigned with respect to all shares of Common Stock of Central Virginia Bankshares, Inc. (“CVB”) held of record by  the  undersigned on  February 28, 2003, at  the Annual Meeting of Shareholders to be held at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, on Tuesday, April 29, 2003, at 10:00 a.m., or any adjournment thereof, for the following purposes:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
For Against Abstain 2. To ratify the appointment of [ ] [ ] [ ] Mitchell, Wiggins & Company, LLP, as auditors for the year ending December 31, 2003.
3. To vote on such other business as may properly come before the meeting.
Please check this box if you plan to attend the Annual Meeting of Shareholders. [ ]
Please be sure to sign and date this Proxy in the box below.	Date	THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.
Please sign your name exactly as it appears on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.
Stockholder sign above Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.
CENTRAL VIRGINIA BANKSHARES, INC. 2036 New Dorset Road P. O. Box 39 Powhatan, Virginia 23139-0039
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY